UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 1, 2009

MIKROS SYSTEMS CORPORATION
 (Exact Name of Small Business Issuer as Specified in Its Charter)

Delaware State or Other Jurisdiction of Incorporation of Organization)	000-14801 (Commission File Number)	14-1598200 (IRS Employer Identification Number)

707 Alexander Road Building 2, Suite 208 Princeton, NJ (Address of Principal Executive Offices)	08540 (Zip Code)

Registrant’s telephone number, including area code:  (609) 987-1513

_________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01                      Other Events.

Wayne E. Meyer, the Chairman of the Board of Directors of Mikros Systems Corporation, passed away on September 1, 2009.  Mr. Meyer had served as a director of Mikros Systems Corporation since April 1988.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIKROS SYSTEMS CORPORATION

Dated: September 8, 2009	By:	/s/ Thomas J. Meaney
Thomas J. Meaney Chief Executive Officer

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